SECOND AMENDMENT
                                     TO THE
                            REGENCY AFFILIATES, INC.
                            2003 STOCK INCENTIVE PLAN

      The 2003 Stock Incentive Plan, as amended, ("Plan"), as adopted by the Board of Directors of Regency Affiliates, Inc. (the "Company") on March 17, 2003 and amended as of October 1, 2003, is hereby amended by the Board of Directors of the Company, pursuant to Section 7(a) of the Plan, as follows:

      1. To increase the number of shares of Common Stock, par value $0.01 per share, of the Company available for grant under the Plan by 250,000, the first paragraph of Section 3 of the Plan is hereby amended by deleting the number "250,000" and substituting therefor the number "500,000."

      2. Except as modified herein, the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officer as of the 13th day of August, 2004.

            REGENCY AFFILIATES, INC.


            By: /s/ Laurence S. Levy
                --------------------
                Laurence S. Levy
                President